UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2005

Date of Report (Date of earliest event reported)

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

State of Ohio	0-12724	34-1376776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Main Street

Bridgeport, Ohio 43912

(Address of principal executive offices)

(740) 695-3323

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01: On May 25, 2005, Belmont Bancorp. issued a press release announcing that at a special meeting held on May 23, 2005 its shareholders approved the Agreement and Plan of Merger, previously announced in December 2004, by and between the Company and Sky Financial Group, Inc.

Section 9 Financial Statements and Exhibits.

Item 9.01: A copy of the press release described in Item 8.01 above is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp.
(Registrant)

/s/ Wilbur R. Roat
Wilbur R. Roat
President and Chief Executive Officer

Dated: May 25, 2005